                                  SCHEDULE 14C
                                 (RULE 14c-101)


                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:
/x/   Preliminary Proxy Statement                   / /   Confidential, For Use
/ /   Definitive Information Statement                    of the Commission


                              PREMIER BRANDS, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
        /X/       No Fee Required
        / /       Fee computed on table below per Exchange Act Rules 14c-5(g)
                  and 0-11 and 0-11.

        (1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------

        (2) Aggregate number of securities to which transactions applies:

        -----------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------

        (5) Total fee paid:

        -----------------------------------------------------

        / / Fee paid previously with preliminary materials:

        -----------------------------------------------------

        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

        -----------------------------------------------------


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        (2) Form, Schedule or Registration Statement no.:

        -----------------------------------------------------

        (3) Filing party:

        -----------------------------------------------------

        (4) Date filed:

        -----------------------------------------------------



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


                              PREMIER BRANDS, INC.
                                   -----------

              NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE EFFECTIVE JUNE 30, 2000
                                   -----------


TO OUR SHAREHOLDERS:

        Notice is hereby given that a written consent of shareholders of was obtained from holders of a sufficient number of shares of our common stock, par value $0.001 per share, for the sole purpose to authorize a change in the Company's state of incorporation from Utah to Delaware and the renaming of the Company as "CathayOne Inc." in accordance with the merger agreement included as an exhibit to this information statement.

        Only shareholders of record of the Common Stock of the Company at the close of business on June 30, 2000 who had previously indicated an interest in changing the Company's jurisdiction of incorporation to Delaware and changing the Company's name were provided with the opportunity to consent to the resolutions in lieu of a special meeting of our shareholders.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY
        -------------------------------------------------------------------

                       BY ORDER OF THE BOARD OF DIRECTORS


                       /S/ MARC A. BERGER
                       ----------------------------------
                       SECRETARY

  570 Madison Avenue, New York, New York  10017
  July 17, 2000



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


                              PREMIER BRANDS, INC.
                                -----------------
                              INFORMATION STATEMENT
             RELATING TO WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF
                        A SPECIAL MEETING OF SHAREHOLDERS
                             EFFECTIVE JUNE 30, 2000

        This Information Statement is furnished in connection with the written consent obtained from shareholders holding a sufficient amount of shares of the common stock, par value $0.001 per share, of Premier Brands, Inc., a Utah corporation (the "Company"), for the sole purpose to authorize a change in the Company's state of incorporation from Utah to Delaware and the renaming of the Company as "CathayOne Inc." in accordance with the merger agreement included as an exhibit to this information statement.

        The close of business on June 30, 2000, has been fixed as the record date for the determination of the shareholders who were given the opportunity to provide written consents to the Company in connection with the foregoing matters.

        At the record date, 25,958,319 shares of common stock, par value $0.001 per share (the "Common Stock"), were outstanding, and the Company had approximately 170 shareholders of record.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                                SEND US A PROXY


                         REINCORPORATION OF THE COMPANY

INTRODUCTION

For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Utah to Delaware (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Company will be merged with and into its newly formed Delaware subsidiary, CathayOne Inc. ("CathayOne"). CathayOne is a wholly-owned subsidiary of the Company recently incorporated in Delaware solely for the purpose of effecting the Reincorporation. CathayOne currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and CathayOne will continue to operate the Company's business under the name "CathayOne Inc."

By written consent in lieu of special Meeting, the shareholders of the Company (the "Shareholders") authorized the Reincorporation as outlined in the Agreement and Plan of Merger by and between CathayOne and the Company, attached as Exhibit A (the "Merger Agreement"). The Board of Directors and the Shareholders believe that, for the reasons set forth below, the Reincorporation is in the best interests of the Company and its shareholders. The Shareholder approval of the Reincorporation constituted their approval of the Merger Agreement and all related transactions, which will effect the change in the legal domicile of the company and the change in the Company's name to "CathayOne Inc."

REASONS FOR THE REINCORPORATION

        The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Delaware has consistently followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.

        The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. The Delaware courts can rely on numerous precedents in interpreting the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board under the business judgment rule. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company.

THE MERGER

After the Reincorporation is effected by the Merger Agreement, CathayOne will emerge as the surviving corporation. The terms and conditions of the Reincorporation are set forth in the Merger Agreement to this Information Statement, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, CathayOne will continue to exist in its present form under the same name and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company, which have been moved from Utah to New York City, New York due to the residences of the Company's new management. By operation of law, CathayOne will succeed to all of the assets and assume all of the liabilities of the Company.

The Board of Directors of CathayOne ("Delaware Board") will be comprised of the persons currently serving on the Company's Board of Directors. CathayOne will only have one class of director, and all directors shall serve until their successors are duly elected and qualified. All directors shall serve for a term of one year commencing upon his election subsequent to the Reincorporation. S. David Cooperberg, Phillip Flaherty, Peter S. Lau and Brian Ransom will constitute the CathayOne Board immediately after the Reincorporation. Under the Merger

Agreement, the officers of CathayOne shall be the officers of the Company immediately before the Reincorporation, and it is anticipated that the directors of CathayOne will maintain these persons in their current office for the immediate future after the Reincorporation.

After the Reincorporation, the rights of shareholders and the Company's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and by the certificate of incorporation and bylaws of CathayOne instead of the Utah Revised Business Corporation Act (the "URBCA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and Utah Corporate Law and Charter Documents." A copy of the certificate of incorporation of CathayOne (the "Delaware Certificate") is included as Exhibit B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of CathayOne (the "Delaware Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 268 West 400 South, Suite 300, Salt Lake City, Utah 84101, (801) 575-8073.

        Upon the effectiveness of the Reincorporation, each outstanding share of the Common Stock of the Company will be automatically converted into one fully paid and nonassessable share of the Common Stock of CathayOne ("Delaware Common Stock"). Should the Company issue any shares of preferred stock prior to the Reincorporation, then each share of Preferred Stock of the Company ("Company Preferred Stock") issued and outstanding immediately prior to thereto shall be converted into one share of preferred stock of CathayOne with identical rights, as will be designated by the CathayOne Board of Directors prior to completing the Reincorporation. Each share of Common Stock of CathayOne issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

        Each outstanding certificate representing shares of Common Stock and, if applicable, Company Preferred Stock will continue to represent the same number of shares of Delaware Common Stock and CathayOne preferred stock, respectively, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock and CathayOne preferred stock, if applicable. IF IT IS NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CATHAYONE, THIS EXCHANGE WILL BE COORDINATED BY THE COMPANY'S TRANSFER AGENT AT NO COST TO THE COMPANY'S SHAREHOLDERS.

        Following the effectiveness of the Reincorporation, any stock option plans and employee benefit plans and arrangements adopted by the Company will be assumed and continued by CathayOne upon the same terms and conditions as were existing before the Reincorporation. The outstanding and unexercised portion of any options to purchase Common Stock of the Company shall be converted into options of CathayOne, such that one option for shares of the Company shall be converted into one option for an equal number of shares of CathayOne.

        Consummation of the Reincorporation has already been approved by the requisite vote (by written consent) of the Company's shareholders. The affirmative vote of the holders of a majority of the votes. The Reincorporation is expected to become effective as soon as practicable after the twentieth day after the filing of this information statement with the Securities and Exchange Commission (the "Commission") and all other conditions to the Reincorporation have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Reincorporation. Prior to its effectiveness, however, the Reincorporation may be abandoned by the Board if, for any reason, the Board determines that consummation of the Reincorporation is no longer advisable.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Reincorporation of the Company pursuant to the Merger Agreement will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock or preferred stock, if any (in each case, a "Holder") will not recognize gain or loss in respect of Holder's securities in the Company as a result of the Reincorporation. The Holder's basis in a share of CathayOne will be the same as the Holder's basis in the corresponding share of the Company held immediately prior to the Reincorporation. The Holder's holding period in a share of CathayOne will include the period during which Holder held the corresponding share of the Company, provided Holder held the corresponding share as a capital asset at the time of the Reincorporation.

In addition, neither the Company nor CathayOne will recognize gain or loss as a result of the Reincorporation, and CathayOne will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, CathayOne will be subject to Delaware franchise tax, which is based on the authorized capital or total asset value of the corporation. The estimated amount of the Delaware franchise tax is approximately $12,000 per year.

        THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT ADDRESS ALL INCOME TAX CONSEQUENCES TO ALL OF THE COMPANY'S SHAREHOLDERS. THE COMPANY'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION WITH RESPECT TO THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

SECURITIES ACT CONSEQUENCES

        Pursuant to Rule 145(a) (2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of CathayOne will not be required.

DESCRIPTION OF CAPITAL STOCK AND VOTING RIGHTS

        The Company's authorized capital consists of 100,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, of which the Board of Directors has not designated the rights, preferences, entitlements or restrictions of any series.

        As of June 30, 2000, there were 25,958,319 shares of Common Stock outstanding and no shares of preferred stock outstanding. The holders of Common Stock are entitled to receive dividends pro rata based on share ownership if, as and when declared by the Board out of funds legally available therefore, as provided for in the Company's Bylaws ("Utah Bylaws"). Each share of Common Stock has one vote per share.

COMPARISON OF SHAREHOLDER RIGHTS UNDER DELAWARE AND UTAH CORPORATE LAW AND CHARTER DOCUMENTS

        -GENERAL.

        The Company will change its domicile to Delaware and shall thereafter be governed by the DGCL and by the Delaware Certificate and the Delaware Bylaws ("Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of a Certificate of Ownership and Merger in Delaware, the Company will become CathayOne and the outstanding shares of Company Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Delaware Common Stock.

        The Delaware Charter Documents effectively replace the Company's current Articles of Incorporation, as amended ("Utah Articles") and the Utah Bylaws (together, the "Utah Charter Documents"), including providing officers, directors and agents of CathayOne with certain indemnification rights in addition to those currently provided for the Company.

        If the Reincorporation is consummated, holders of Common Stock and of any preferred stock (and holders of any options, warrants or other securities exchangeable for or convertible into Common Stock) will become holders of Delaware Common Stock (or options, warrants or other derivative securities with substantially identical rights), which will result in their rights as shareholders being governed by the laws of the State of Delaware. In addition, their rights as shareholders will be governed by the Delaware Charter Documents.

It is not practical to describe all of the differences between the Delaware Articles and the Utah Articles and the Delaware Bylaws and the Utah Bylaws or all of the differences between the laws of the States of Delaware and Utah. However, the following is a summary of some of the significant rights of the shareholders under Utah and Delaware law and under the Utah and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

        -AUTHORIZED CAPITAL STOCK

        The following discussion is qualified in its entirety by reference to the Delaware Charter Documents.

        The total number of shares that may be issued by CathayOne is 105,000,000 of the par value per share hereinafter set forth. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below.

        - Common Stock. The authorized capital stock of CathayOne, upon effectuation of the transaction set forth in the Merger Agreement, will consist of 100,000,000 shares of Delaware Common Stock, $0.001 par value. Each share of Delaware Common Stock shall have, for all purposes one vote per share. Subject to any dividend preference to holders of CathayOne's preferred stock, if any, the shares of Delaware Common Stock are entitled to participate in any dividends available therefor in equal amounts per share on any outstanding shares of Delaware preferred stock and all Delaware Common Stock.

        The holders of Delaware Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Delaware Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

        - Preferred Stock. Upon effectuation of the transaction set forth in the Merger Agreement, the authorized capital stock of CathayOne will include 5,000,000 shares of preferred stock, with rights, preferences, entitlements and restrictions not yet designated (for either the Company or CathayOne) at the time of this filing. The Board of CathayOne will have authority to issue the undesignated Delaware preferred stock in one or more series and to determine the rights, preferences, entitlements and restrictions granted to or imposed upon any wholly unissued series of undesignated Delaware preferred stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by the stockholders of the Company. The issuance of as yet undesignated preferred stock may have the effect of delaying, deferring or preventing a change in control of the Cathay without further action by the stockholders and may adversely effect the voting and other rights of the holders of Delaware Common Stock.

         -VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

                DELAWARE. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend the certificate of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger and (iii) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger plus that initially issuable on conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger.

                UTAH. A merger, share exchange (unless the terms of the exchange agreement provide to the contrary) or sale of all or substantially all of the assets of a corporation (other than a sale in the ordinary course of the corporation's business) requires the approval of a majority (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) of the outstanding shares of the corporation (voting in separate voting groups, if applicable). No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, rights, preferences, entitlements and restrictions immediately after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% of the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (iv) the number of participating shares (shares that entitle their holder to participate without limitation in distributions) outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger), will not exceed by more than 20% the total number of participating shares of the surviving corporation outstanding immediately before the merger.

                Both Utah and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, Utah law also requires certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

        -SHAREHOLDERS CONSENT WITHOUT A MEETING

                DELAWARE. Unless otherwise provided in the certificate of incorporation, action requiring the vote of shareholders, including the removal and election of directors, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

                UTAH. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders may be taken without a meeting and without prior notice by one or more written consents of the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted (if shareholder action is by less than unanimous written consent, notice shall be provided to the shareholders who did not consent at least ten days before the consummation of the transaction, action or event authorized by the shareholders). However, any written consent for the election of directors must be unanimous and the shareholders of any corporation in existence prior to July 1, 1992, are required to adopt a resolution permitting action by less than unanimous written consent (which the Company filed as an amendment to its articles of incorporation in 1999); otherwise, the shareholders are only permitted to act by unanimous written consent.

        -DISSENTERS' RIGHTS

                DELAWARE. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the DGCL; (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

                UTAH. In connection with a merger, share exchange or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation (other than in the ordinary course of the corporation's business), a dissenting shareholder, after complying with certain procedures, is entitled to payment from the corporation of the fair value of the shareholder's shares. The fair value is estimated by the corporation. However, if the shareholder is unwilling to accept the corporation's estimate, the shareholder may provide the corporation with an estimate of the fair value and demand payment of that amount. If the corporation is unwilling to pay that amount, the corporation shall apply for judicial determination of the fair value. Unless the articles of incorporation, bylaws or a resolution of the board of directors provide otherwise, shareholders are not entitled to dissenters' rights when the shares are listed on a national securities exchange or the National Market System of NASDAQ, or are held of record by more than 2,000 holders. However, this exception does not apply if, pursuant to the corporate action, the shareholder will receive anything except (i) shares of the surviving corporation, (ii) shares of a corporation that is or will be listed on a national securities exchange, the National Market System of NASDAQ, or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

        -DIVIDENDS

                DELAWARE. Dividends may be paid either (i) out of surplus (the excess at any time of the net assets of the corporation over the amount of its capital), or (ii) in case there is no surplus, out of the corporation's net profits for the fiscal year in which the dividend is declared and/or its net profits for the preceding fiscal year. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                UTAH. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

        -ANTI-TAKEOVER STATUTES

                DELAWARE. Except under certain circumstances, the Delaware law prohibits a "business combination" between the corporation and an "interested shareholder" within three years of the shareholder becoming an "interested shareholder." Generally, an "interested shareholder" is a person or group that directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years. A "business combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 10% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, and certain transactions that would increase the interested shareholders' proportionate share ownership in the board of directors prior to the date the interested shareholder became an interested shareholder under the DGCL, such business combinations between a corporation and an interested shareholder are prohibited unless (a) prior to the date the person became an interested director the board of directors approved either the business combination or the transaction which resulted in the person becoming an interested shareholder; (b) the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the shareholder became an interested shareholder excluding, for purposes of determining the number of shares outstanding, shares held by persons who are directors and also officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered; (c) the business combination is approved by a majority of the board of directors and by the affirmative vote of two thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting, (d) the corporation does not have a class of voting stock that is listed on a national securities exchange, authorized for quotation on an interdealer quotation system of a registered national securities association, or held by more than 2,000 shareholders unless any of the foregoing results from action taken, directly or indirectly, by an interested shareholder or (e) the corporation has opted out of this


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

provision. CathayOne has not opted out of these provisions governing business combinations as permitted under the DGCL.

                UTAH. The Utah Control Share Acquisitions Act, set forth in Sections 61-6-1 through 61-6-12 of the Utah Code Annotated, provides, among other things, that, when any person obtains shares (or the power to direct the voting shares) of "an issuing public corporation" such that the person's voting power equals or exceeds any of three levels (20%, 33 1/3% or 50%), the ability to vote (or to direct the voting of) the "control shares" is conditioned on approval by a majority of the corporation's shares (voting in voting groups, if applicable), excluding the "interested shares". Shareholder approval may occur at the next annual meeting of the shareholders, or, if the acquiring person requests and agrees to pay the associated costs of the corporation, at a special meeting of the shareholders (to be held within 50 days of the corporation's receipt of the request by the acquiring person). If authorized by the articles of incorporation or the bylaws, the corporation may redeem "control shares" at the fair market value if the acquiring person fails to file an "acquiring person statement" or if the shareholders do not grant voting rights to control shares. If the shareholders grant voting rights to the control shares, and if the acquiring person obtained a majority of the voting power, shareholders may be entitled to dissenters' rights under the URBCA. An acquisition of shares does not constitute a control share acquisition if (i) the corporation's articles of incorporation or bylaws provide that this Act does not apply, (ii) the acquisition is consummated pursuant to a merger in accordance with the URBCA or
(iii) under certain other specified circumstances.

        -QUORUM OF DIRECTORS

                DELAWARE. Unless a greater or lesser number is required for a quorum by the certificate of incorporation or bylaws (but in no event less than one-third of the votes of the entire board or committee), a majority of the directors then in office shall constitute a quorum. Under the Delaware Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

                UTAH. A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. However, the articles of incorporation or the bylaws may establish a higher or lower number of directors to constitute a quorum, but in no event may the number be less than one-third of the number of directors.

        -DERIVATIVE SUITS

                DELAWARE. The plaintiff must have been a shareholder of the corporation at the time of the transaction of which he complains or his stock thereafter must have devolved upon him by operation of law.

                UTAH. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. If a court finds that the proceeding was commenced without reasonable cause, the court may require the plaintiff to pay the defendant's reasonable expenses, including counsel fees.

        -SPECIAL MEETINGS OF SHAREHOLDERS

                DELAWARE. Shareholders generally do not have the right to call meetings of shareholders unless such right is granted in the certificate of incorporation or bylaws. However, if a corporation fails to hold its annual meeting within a period of 30 days after the date designated therefor, or if no date has been designated for a period of 13 months after its last annual meeting, the Delaware Court of Chancery may order a meeting to be held upon the application of a shareholder. The Delaware Bylaws permit a special meeting to be called at any time by a majority of the board of directors, the chairman of the board, the chief executive officer, or the president of CathayOne.

                UTAH. Special meetings of the shareholders may be called by: (i) the board of directors (ii) the person or persons authorized by the bylaws to call a special meeting, or (iii) the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called.

        -AMENDMENTS TO CHARTER

                DELAWARE. Amendments to the certificate of incorporation require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, except that if the certificate of incorporation requires the vote of a greater number of proportion of the directors or of the holders of any class of stock than is required by the DGCL with respect to any matter, the provision of the certificate of incorporation may not be amended, altered or repealed by CathayOne except by such greater vote.

                UTAH. The board of directors may propose amendments to the articles of incorporation for submission to the shareholders. For an amendment to be adopted, (i) the board of directors must recommend the amendment to the shareholders (unless the board determines that because of a conflict of interest or other special circumstances it should not make a recommendation and communicates the basis for its determination to the shareholders), and (ii) unless the articles of incorporation, the bylaws (if authorized by the articles of incorporation) or a resolution of the board of directors require a greater number, the amendment must be approved by (a) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would create dissenters' rights, (b) a majority of the votes entitled to be cast on the amendment by any voting group as to which the amendment would materially and adversely affect the voting group's rights in shares

(including preferential rights, preferences, entitlements, or restrictions or preemptive rights, voting rights or rights in certain reverse splits), and (c) a majority of the votes cast for all other voting groups (voting separately, as applicable, with shares constituting a quorum present for each voting group).

        -NOTICE, ADJOURNMENT AND PLACE OF STOCKHOLDERS' MEETINGS.

                DELAWARE. There is no specific statutory requirement under Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the date stated in the proxy statement released in connection with the previous years annual meeting.

                UTAH. The Utah law and Utah Charter Documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing.

                Both Utah and Delaware law provide for adjournments of shareholders' meetings. The Utah Charter Documents require notice of the adjournment if the adjournment is for 30 days or more. Delaware law and the Delaware Charter Documents require that if the adjournment is for more than 30 days or if a new record date is fixed, notice must be given to the shareholders as for an original meeting.

                Both the Delaware law and Utah law permit meetings of shareholders to be held at such place as is designated by or in the manner provided in the Bylaws. If not so designated, Delaware law requires that the meeting be held at the registered office of the Delaware corporation, while Utah law provides for the principal office of the corporation.

        -DIRECTORS

                DELAWARE. The Delaware By-laws Certificate provides that the number of members of the Cathay Board shall be not less than one nor more than nine, until changed by a duly adopted amendment to the Delaware Certificate or to the Delaware Bylaws. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

                Neither the Utah Articles nor the Delaware Certificate permit cumulative voting in the election of directors. Accordingly, the holders of a majority of the voting power of the outstanding shares of voting stock can now elect all of the Company's directors.

                UTAH. The Utah Articles provide that the Board consists of not less than three (3) and not more than (9) nine directors with actual number being determined by resolutions adopted by the Board or the holders of the Company's Common Stock. Currently, the Company has four (4) directors. The Board is not divided into classes. Each director serves a one-year term, and until his successor is duly elected and qualified. A majority of the number of directors constitutes a quorum for the transaction of business. The Utah Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

        -ELECTION AND REMOVAL OF DIRECTORS

                DELAWARE. The Delaware Bylaws provide that directors shall hold office until the next annual meeting of shareholders following their election. Any director, or the entire Board, may be removed only for any or no reason, and only by the vote of a majority of the voting power of the Company. Vacancies on the board may be filled by the directors or the shareholders if not filled by the directors.

                UTAH. The Utah Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Utah law and the Utah Charter Documents, directors may be removed by a majority vote of shareholders, with or without cause. Vacancies on the board may be filled by the directors or the shareholders.

        -INSPECTION OF BOOKS AND RECORDS

                DELAWARE. Pursuant to the Delaware By-laws, any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof delivered to the Corporation's principal place of business, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a Stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder.

                UTAH. Upon providing the corporation with a written demand at least five business days before the date the shareholder wishes to make an inspection, a shareholder and his agent and attorneys are entitled to inspect and copy, during regular business hours, (i) the articles of incorporation, bylaws, minutes of shareholders meetings for the previous three years, written communications to shareholders for the previous three years, names and business addresses of the officers and directors, the most recent annual report delivered to the State of Utah, and financial statements for the previous three years and
(ii) if the shareholder is acting in good faith and for a proper purpose, excerpts from the records of the board of directors and shareholders (including minutes of meetings, written consents and waivers of notices), accounting records and shareholder lists.

        TRANSACTIONS WITH OFFICERS AND DIRECTORS

                DELAWARE. Under the DGCL, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable, if approved by the shareholders or the directors under substantially the same circumstances as in Utah. Approval by the shareholders, however, requires only a simple majority. Board approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing a quorum.

                UTAH. Utah law provides that every director who is in any way, directly or indirectly, interested in a proposed contract or transaction with the Company is liable to account to the Company for any profit made as a consequence of the Company entering into such transaction unless such person (a) disclosed his or her interest at the meeting of directors where the proposed transaction was first considered, and, after his or her disclosure, the transaction was approved by the a majority of the disinterested directors; (b) disclosed his or her interest prior to a meeting or written consent of shareholders and, after his or her disclosure, the transaction was approved by the a majority of the disinterested shares; or (c) can show that the contract or transaction was fair and reasonable to the Company.

        -LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS
         AND DIRECTORS

                DELAWARE. Delaware law permits a corporation to adopt provisions in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, with the following exceptions: (a) a breach of the director's duty of loyalty; (b) payment of an unlawful stock dividend or making an unlawful stock repurchase or redemption;
(c) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or (d) in any transaction in which the director derived an improper personal benefit. The Delaware Certificate eliminates the liability of directors of the corporation for monetary damages to the fullest extent permissible under the DGCL.

                Delaware law permits a corporation to indemnify its current and former directors, officers, employees and other agents under circumstances similar to those for which the Utah Charter Documents provide. The Delaware Certificate requires CathayOne to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by the Delaware law. The Delaware Bylaws permit CathayOne to advance expenses to a director or officer, provided that the director or executive officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

                Indemnification rights under Delaware law are not exclusive. Accordingly, CathayOne's Bylaws specifically permit CathayOne to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Utah or Delaware indemnification statutes.

                UTAH. The URBCA permits a corporation, if so provided in its articles of incorporation, its bylaws or in a shareholder resolution, to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages due to any action taken or any failure to take action as a director, except liability for: (a) improper financial benefits receive by a director; (b) intentional inflictions of harm on the corporation or its shareholders; (c) payment of dividends to shareholders making the corporation insolvent; and (d) intentional violations of criminal law. The Utah Charter Documents eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under the URBCA.

                Under the URBCA, a corporation may indemnify its current and former directors, officers, employees and other agents made party to any proceeding because of their relationship to the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the corporation's best interests, and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The URBCA also permits a corporation to indemnify its directors, officers, employees and other agents in connection with a proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is such an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the proceeding. The URBCA prohibits the indemnification of an agent in connection with a proceeding by or in the right of the corporation in which the director, officer, employee or agent was adjudged liable to the corporation, or in connection with any other proceeding in which the agent is adjudged liable on the basis that the agent derived an improper personal benefit. The Utah Charter Documents permit indemnification of all such persons whom it has the power to indemnify to the fullest extent legally permissible under the URBCA. The URBCA permits a corporation to advance expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if that person provides (a) a written affirmation of his good faith belief that he acted in good faith, in the corporation's best interests and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful; (b) a written undertaking by or on behalf of that person to repay the advance if it is ultimately determined that such person's conduct did not meet the statutory standard required for indemnification; and
(c) the corporation determines under the facts then known that indemnification would not be precluded. The Utah Charter Documents permit such advances.

                Both the Delaware Charter Documents and Utah Charter Documents provide that CathayOne and the Company, respectively, may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

        -DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION MERGER

                Shareholders have dissenters' rights in Utah as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301 et. seq. of the

URBCA. A copy of these sections is attached hereto as Exhibit C to this Proxy Statement. The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such rights.

                Under the URBCA, such dissenters' rights will be available only to those common (or preferred, if any) shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to August 7, 2000, being the effective date of the Shareholders' written consent.

                Within ten days after the effective date of the Reincorporation, CathayOne will send to each shareholder who has satisfied the foregoing condition a written notice in which CathayOne will notify such shareholders of their right to demand payment for their shares and will supply a form for dissenting shareholders to demand payment. Shareholders will have 30 days to make their payment demands or lose such rights. If required in the notice sent by CathayOne, each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the news media of the proposed transaction.

                Upon receipt of each demand for payment, CathayOne will pay each dissenting shareholder the amount that CathayOne estimates to be the fair value of such shareholder's shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, CathayOne may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events.

                Any dissenter who does not wish to accept the payment or offer made by CathayOne must notify CathayOne in writing of his or her own estimate of the fair value of the shares within 30 days after the date CathayOne makes or offers payment. If the dissenting shareholder and CathayOne are unable to agree on the fair value of the shares, then CathayOne will commence a proceeding with the Utah courts within 60 days after receiving the dissenter's notice of his or her own estimate of fair value. If CathayOne does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter. If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value.

                All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against CathayOne for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against CathayOne unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by CathayOne. Both CathayOne and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

                The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from CathayOne in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of CathayOne.

        THE FOREGOING IS ONLY A SUMMARY OF CERTAIN PROVISIONS OF THE DGCL AND UTAH CORPORATE LAWS, AND IS SUBJECT TO AND QUALIFIED BY THE TERMS OF THE VARIOUS DOCUMENTS CONTEMPLATED, THE URBCA AND THE DGCL.

INCORPORATION BY REFERENCE OF CERTAIN FINANCIAL INFORMATION

The following portions of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 are incorporated herein by reference:

        'Management's Discussion and Analysis of Financial Condition and Operational Results' and 'Financial Statements and Supplementary Data.' The following portions of the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2000 are also incorporated herein by reference: 'Part I.
Item 1: Financial Statements' and 'Part I. Item 2: Management's Discussion and Analysis of Financial Condition and Results of Operations.' Copies of these documents are available without charge to any person, including any beneficial holder of the Company's Common Stock to whom this Information Statement was delivered, on written or oral request to the Company at its address provided above.

        Any statement contained in a document all or a portion of which is incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Information Statement except as so modified or superseded.

VOTE REQUIRED

        The Company has already obtained the affirmative vote of a majority of the outstanding shares of Common Stock is needed under Utah law to approve the Reincorporation. ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

        Shareholders should be aware that the continuing Directors may have a personal interest in the Reincorporation because it broadens the scope of indemnification available to Directors. The broader scope of indemnification available under Delaware law could result in increased costs and expenses to the Company to the potential indirect detriment of the shareholders. See "Comparison of Shareholder Rights under Utah and Delaware Corporation Laws and Charter Documents."

AMENDMENT TO THE MERGER AGREEMENT; TERMINATION

        The Merger Agreement may be terminated by the Board of Directors of the Company and the Reincorporation abandoned, notwithstanding shareholder approval, at any time before consummation of the Reincorporation if (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders. In the event the Merger Agreement is terminated, the Company would remain as a Utah corporation.

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is dated as of July 10, 2000, by and between PREMIER BRANDS, INC., a Utah corporation ("Premier"), and CATHAYONE INC., a Delaware corporation ("CathayOne"). Premier Brands and CathayOne are sometimes referred to as the "Constituent Corporations."

WHEREAS,

        The authorized capital stock of Premier consists of one hundred million (100,000,000) shares of Common Stock, par value $0.001 per share, and $5 million shares of preferred stock with rights, preferences, entitlements and restrictions as yet undesignated;

        CathayOne is a wholly owned subsidiary of Premier;

        The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Premier merge with and into CathayOne upon the terms and conditions herein provided.

        NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Premier shall merge into CathayOne on the following terms, conditions and other provisions:

I.      TERMS AND CONDITIONS.

1.1 MERGER. Premier shall be merged with and into CathayOne (the "Merger"), and CathayOne shall be the surviving corporation (the "Surviving Corporation") effective upon the date when this Merger Agreement or a Certificate of Merger evidencing same is filed with the Secretary of State of Delaware (the "Effective Date").

1.2 SUCCESSION. On the Effective Date, CathayOne shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Synthonics Utah, except insofar as it may be continued by operation of law, shall be terminated and cease.

1.3 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

1.4 COMMON STOCK OF PREMIER AND CATHAYONE. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Common Stock of Premier issued and outstanding immediately prior thereto shall be converted into shares of fully paid and nonassessable shares of the Common Stock of CathayOne at a ratio of 1 to 1 (ii) each share of preferred stock of Premier issued and outstanding immediately prior to thereto shall be converted into shares of the preferred stock of CathayOne at a ratio of 1 to 1, and (iii) each share of Common Stock of CathayOne issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the preferred stock of Premier shall be deemed for all purposes to evidence ownership of and to represent the shares of CathayOne into which the shares of Premier represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of CathayOne evidenced by such outstanding certificate as above provided.

1.6 OPTIONS. On the Effective Date, the Surviving Corporation will assume and continue any option plans adopted by Premier, and the outstanding and unexercised portions of all options to purchase Common Stock of Premier, including without limitation all options outstanding under such stock plan and any other outstanding options, shall be converted into options of CathayOne, such that an option for shares of Premier shall be converted into an option for shares of CathayOne at a ratio of 1 to 1. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date, CathayOne hereby assumes the outstanding and unexercised portions of such options and the obligations of Premier with respect thereto.

II.     CHARTER DOCUMENTS, DIRECTORS AND OFFICERS.

2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of CathayOne in effect on the Effective Date shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

2.2 DIRECTORS. The directors of Premier immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are duly elected and qualified.

2.3 OFFICERS. The officers of Premier immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

III.    MISCELLANEOUS.

3.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of Premier such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Premier and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Premier or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2 AMENDMENT. At any time before or after approval by the shareholders of Premier, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of Premier, the principal terms may not be amended without the further approval of the shareholders of Premier) as may be determined in the judgment of the respective Board of Directors of CathayOne and Premier to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

3.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

        (a) the Merger shall have been approved by the shareholders of Premier in accordance with applicable provisions of the Revised Business Corporations Act of the State of Utah;

        (b) Premier, as sole stockholder of CathayOne, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

        (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Premier to be material to consummation of the Merger shall have been obtained.

3.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Premier or CathayOne or both, notwithstanding the approval of this Merger Agreement by the shareholders of Premier or CathayOne, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of Premier and CathayOne, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Premier shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

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

        IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Premier and CathayOne, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

PREMIER BRANDS, INC.
    A Utah corporation



    By  /S/ S. DAVID COOPERBERG
        -----------------------------------------
    Name:  S. David Cooperberg
    Title: President

    ATTEST:



      /S/ MARC A. BERGER
    -------------------------------------
    Name:  Marc A. Berger
    Title: Secretary


CATHAYONE INC.
    A Delaware corporation



    By  /S/ S. DAVID COOPERBERG
        -----------------------------------------
    Name:  S. David Cooperberg
    Title: President

    ATTEST:



      /S/ MARC A. BERGER
    -------------------------------------
    Name:  Marc A. Berger
    Title: Secretary



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

                                    EXHIBIT B

                                UTAH CODE 16-10a
                           REVISED CORPORATION STATUTE

16-10a-1302.   Right to dissent. (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
     (a) consummation of a plan of merger to which the corporation is a party if:
     (i) shareholder approval is required for the merger by Section
16-10a-1103 or the articles of incorporation; or
     (ii) the corporation is a subsidiary that is merged with its parent under
Section 16-10a-1104;
     (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
     (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
     (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
     (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.
     (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection
(4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:
     (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
     (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
     (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
     (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:


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

     (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
     (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
     (c) cash in lieu of fractional shares; or
     (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1320. Notice of dissenters' rights. (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.
     (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.


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